Exhibit 10.3(B)


                               AMENDMENT NO. 1 TO

                        FLOW SALE AND SERVICING AGREEMENT

      This AMENDMENT NO. 1 TO FLOW SALE AND SERVICING AGREEMENT ("Amendment No. 1") dated as of June 1, 2004, by and between Banc of America Mortgage Capital Corporation, a North Carolina corporation (the "Purchaser") and SunTrust Mortgage, Inc. (the "Company").

      WHEREAS, the Purchaser and the Company have entered into a Flow Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of February 1, 2004, which prescribes the manner of purchase, conveyance, servicing and control of certain Mortgage Loans purchased by the Purchaser from the Company from time to time;

      WHEREAS, the Purchaser and the Company wish to amend provisions of the Sale and Servicing Agreement as provided herein; and

      WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Sale and Servicing Agreement.

      NOW THEREFORE, in consideration of the mutual premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Company agree as follows:

      1. Section 3.05 of the Sale and Servicing Agreement is deleted in its entirety and replaced with the following:

            "Purchase Price Protection.

                  With respect to any mortgage loan that prepays in full within sixty (60) days of purchase by the Purchaser, the Company shall reimburse the Purchaser within thirty (30) days following the prepayment in full of such Mortgage Loan, the amount (if any) by which the portion of the Purchase Price paid by the Purchaser to the Company for such Mortgage Loan exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the related Cut-off Date, provided that the Purchaser shall provide to the Company a statement of the amount to be reimbursed hereunder no later than thirty (30) days after the Company provides written notice of such prepayment to the Purchaser."

      2. Except as modified by this Amendment No. 1, all terms, conditions, representations and warranties of the Sale and Servicing Agreement and any previously executed Amendments or related agreements shall remain in full force and effect. If any term or condition of this Amendment No. 1 is in conflict with any term or condition of the Sale and Servicing Agreement, the terms of this Amendment No. 1 shall control.

      3. Upon execution of this Amendment No. 1, the Sale and Servicing Agreement as it relates to Mortgage Loans sold pursuant to Memoranda of Sale executed on or after the date


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hereof will be read to contain the above amendment, and any future reference to the Sale and Servicing Agreement will mean the Sale and Servicing Agreement as so modified.

      4. This Amendment No. 1 may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

      5. This Amendment shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      6. This Amendment shall inure to the benefit of and be binding upon the Purchaser and the Servicer under the Sale and Servicing Agreement, and their respective successors and permitted assigns.


                               [SIGNATURES FOLLOW]


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      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed to the Amendment No. 1 by their respective officers, duly authorized as of the day and year first above written.


BANC OF AMERICA MORTGAGE                SUNTRUST MORTGAGE, INC.
CAPITAL CORPORATION                     COMPANY
PURCHASER


By: /s/ Bruce W. Good                   By: /s/ John F.S       g
    --------------------------------       -------------------------------------

Name: Bruce W. Good                     Name: John F.S
      ------------------------------         -----------------------------------

Title: Vice President                   Title: Assistant Vice President
       -----------------------------          ----------------------------------


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